Mining Rights:	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Mining Rights:

Note 7 – Mining Rights:

In September 2008, the Company purchased the Kodiak Lode Mining Claim for $7,500. The mining claim is in the Sunset Mining District in the extreme southern portion of the State of Nevada. The claim is on 20.66 acres and includes gold, silver, copper and lead. The full mining claim was recorded as a period expense.

On March 2, 2010 the Company entered into an agreement to purchase 100% net revenue in assets of Power Mining Ventures, Inc. The purchase is funded by restricted common stock shares. The total purchase price was $2,280,000

On March 12, 2010 the Company entered into an agreement to purchase 78 mining claims comprising of nearly 6,000 acres with GeoXplor Corporation. The total purchase price was $1,678,000.

On March 22, 2010 the Company entered into an agreement to purchase 100% net revenue in assets of Power Mining Ventures, Inc located in southwestern Australia. The purchase is funded by restricted common shares and cash. The total purchase price was $2,340,000.

On April 26, 2010 the Company entered into an agreement to purchase 100% of the mining rights of the “Property” located in the State of Nevada. The “Property” includes Clayton Deep which is comprised of 5,280 acres and Full Monty which is comprised of 5,760 acres. The purchase consists of cash and restricted common shares.

On September 23, 2011, the Company entered into an agreement to purchase 100% of the mining rights of the “Property” located in the State of Nevada. The Property includes Jackson Wash which is comprised of 2,450 acres. The purchase price consists of restricted common stock.

On September 23, 2011, the Company entered into an agreement to purchase 100% of the mining rights of the “Property” located in the State of Nevada. The “Property” includes an extension of the Clayton Deep property which increases the claim by 1,360 acres. The purchase consists of cash and restricted common shares